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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported): May 8, 2006

                             PARADIGM HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


           WYOMING                     09-154              83-0211506
(State or other jurisdiction  (Commission File Number)   (IRS Employer
      of incorporation)                                Identification No.)

           2600 TOWER OAKS BLVD., SUITE 500, ROCKVILLE, MARYLAND 20852
               (Address of principal executive offices) (Zip code)

                                 (301) 468-1200
               Registrant's telephone number, including area code

                                      NONE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

Effective May 15, 2006, Peter B. LaMontagne, 39, will join Paradigm Holdings, Inc. ("Paradigm") as President and Chief Operating Officer. Mr. LaMontagne is a seasoned executive with 17 years of National Security and technology solutions experience in the federal and commercial marketplace. From April 1999 through May 2006, Mr. LaMontagne had served as a Senior Vice President at ManTech International Corporation, an information technology provider to the federal government with annual revenues of approximately $1 billion. While at ManTech, he played a lead role in strategic planning, acquisitions and execution of the company's growth strategy, including supporting the IPO and follow-on offering in 2002. Most recently, he served as Senior Vice President of ManTech Information Systems and Technology where he had P&L responsibility for a government wide practice area focused on information assurance and information technology systems life cycle management. Prior to joining ManTech, Mr. LaMontagne served as a U.S. Foreign Service Officer, specializing in East Asian political and economic affairs. He graduated magna cum laude from Bowdoin College in Brunswick, Maine where he majored in Government/Legal Studies and Classics.

In the event Mr. LaMontagne is terminated from Paradigm for any reason other than cause, he is entitled to six months of severance pay at his then current salary.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)         Not applicable.

            (b)         Not applicable.

            (c)         Exhibit No. Description:


EXHIBIT           DESCRIPTION                                  LOCATION
------------      ------------------------------------------   -----------------
Exhibit 99.1      Press release dated May 8, 2006 announcing   Provided herewith
                  the appointment of Mr. Peter B. LaMontagne as President and Chief Operating Officer


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2006

                                    PARADIGM HOLDINGS, INC.

                                    By:     /s/ Raymond A. Huger
                                            ------------------------------------

                                                Raymond A. Huger
                                      Chairman and Chief Executive Officer